GUARDIAN VARIABLE PRODUCTS TRUST
Guardian Integrated Research VIP Fund

Guardian Multi-Sector Bond VIP Fund

Supplement dated March 22, 2021
to the Prospectus dated May 1, 2020 and Statement of Additional Information (“SAI”)
dated May 1, 2020 (as amended December 30, 2020)

Effective immediately, the following changes are made to the Prospectus and SAI, as applicable:

The “Management” section on page 63 of the Prospectus with respect to Guardian Multi-Sector Bond VIP Fund is revised as follows:

Management

Park Avenue Institutional Advisers LLC serves as the Fund’s manager. The following persons are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Manager	Title with the Manager	Managed Fund Since
Andrew Liggio	Managing Director	March 15, 2021
Robert J. Crimmins	Managing Director	Inception (October 21, 2019)
John Gargana	Managing Director	Inception (October 21, 2019)
Paul Jablansky	Managing Director	Inception (October 21, 2019)
David Padulo, CFA	Managing Director	Inception (October 21, 2019)
Isaac H. Lowenbraun	Managing Director	Inception (October 21, 2019)
Demetrios Tsaparas, CFA	Senior Director	Inception (October 21, 2019)

The following information is added to the “Portfolio Managers” section, beginning on Page 96 of the Prospectus with respect to Guardian Multi-Sector Bond VIP Fund:

Andrew Liggio, CFA

Co-Portfolio Manager of the Manager

Guardian Multi-Sector Bond VIP Fund

Andrew Liggio is a managing director, portfolio manager and head of high yield and leveraged loans at Guardian Life. Mr. Liggio has over 25 years of experience as an analyst and investor, including extensive experience with loan, CLO, and hedge fund portfolios. Before joining Guardian Life in 2016, he was a partner and analyst at Castle Hill Asset Management. He began his career as an auditor at Arthur Andersen and a credit assistant at The Bank of New York. Mr. Liggio holds an M.B.A. from Georgetown University and a B.S. in accounting from Fairfield University. He holds a Chartered Financial Analyst® (CFA) designation and is a member of the CFA Institute and the New York Society of Security Analysts.

The following information is added to the “Other Accounts Managed” section on Page 67 of the SAI:

Other Accounts (as of December 31, 2020)

Manager/Portfolio Manager(s)	Types of Account	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (millions)	Number of Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Paying Performance Fees (millions)
Park Avenue Andrew Liggio, CFA	Registered Investment Companies	5	$1,354.48	0	$0
	Other Pooled Investment Vehicles	1	$1,942.20	0	$0
	Other Accounts	1	$2,553.40	0	$0

Peter Santoro and Kevin J. Booth no longer serve as portfolio managers of the Guardian Integrated Research VIP Fund and Guardian Multi-Sector Bond VIP Fund, respectively. Accordingly, all references to Peter Santoro and Kevin J. Booth in the Prospectus and SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.